Exhibit 99.2
UniSource Energy Corporation
3rd Quarter 2010 Supplemental Earnings Information
As of October 27, 2010

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation — 3rd Quarter	2
Variance Explanation — Year-to-Date	3
Operations & Maintenance Components	4
TEP Operating Statistics	5
TEP Margin Revenues	6
UNS Electric Operating Statistics	7
UNS Gas Operating Statistics	8
Basic & Diluted Shares Outstanding	9
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNISOURCE ENERGY 3RD QUARTER EARNINGS VARIANCE EXPLANATION

	3rd Quarter 2009 UniSource Energy Net Income				$57.6

	3rd Quarter		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$188.2	$189.1	$(0.9)	$(0.5)
L-T Wholesale Margin Revenues	5.6	6.0	(0.4)	(0.2)
Transmission Revenues	4.4	4.1	0.3	0.2

TEP Utility Gross Margin (Non-GAAP)	198.1	199.2	(1.0)	(0.6)
Base O&M	52.6	52.6	0.0	0.0
Depreciation	25.2	28.1	(2.9)	(1.7)
Amortization	8.2	9.6	(1.5)	(0.9)
Operating synergies related to Springerville Units 3&4	5.6	2.9	2.7	1.6
Total Other Income	2.9	3.4	(0.4)	(0.3)
Total Interest Expense	20.2	21.5	(1.3)	(0.8)
Other Line Item Changes	(3.4)	(3.7)	0.3	0.2
Income Tax Expense (Benefit)	38.1	34.6	3.5	3.5

TEP Net Income (GAAP)	$59.0	$55.3	NM	$3.7

	Change in TEP Net Income				3.7

Other Business Segments — After Tax Amounts
UNS Electric Net Income	$3.3	$3.6	NM	$(0.3)
UNS Gas Net Income	(1.0)	(1.3)	NM	0.3
After-Tax (Loss) Income from MEH, UED and Consolidating Adj.	(6.3)	0.2	NM	(6.5)

Total Income (Loss) from Other Business Segments and Consolidating Adjustments	$(4.0)	$2.5	NM	$(6.5)

	Change in UNS Electric, UNS Gas and Other				(6.5)

	3rd Quarter 2010 UniSource Energy Net Income				$54.9
2 — Q3 Variance Explanation

UNISOURCE ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

	YTD September 30, 2009 UniSource Energy Net Income				$93.8

	YTD September 30,		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$433.2	$438.6	$(5.4)	$(3.3)
L-T Wholesale Margin Revenues	20.2	19.0	1.2	0.7
Transmission Revenues	15.6	12.4	3.1	1.9

TEP Utility Gross Margin (Non-GAAP)	469.0	470.1	(1.1)	(0.6)
Loss related to the settlement of a dispute over tranactions with the California Power Exchange (CPX)	(3.0)	0.0	(3.0)	(1.8)
Base O&M	163.3	173.6	(10.3)	(6.2)
Depreciation (1)	74.1	81.6	(7.5)	(4.5)
Amortization (1)	24.0	28.9	(5.0)	(3.0)
Operating synergies related to Springerville Units 3&4	18.1	8.8	9.2	5.5
Total Other Income (1)	7.0	14.2	(7.2)	(4.3)
Total Interest Expense (1)	63.7	65.7	(2.0)	(1.2)
Other Line Item Changes	(9.5)	(11.6)	2.1	1.3
Income Tax Expense (Benefit)	59.5	50.5	9.0	9.0

TEP Net Income (GAAP)	$97.0	$81.2	NM	$15.8

	Change in TEP Net Income				15.8

Other Business Segments — After Tax Amounts
UNS Electric Net Income (2)	$8.2	$5.9	NM	$2.3
UNS Gas Net Income	5.3	3.6	NM	1.7
After-Tax (Loss) Income from MEH, UED and Consolidating Adj.	(10.1)	3.1	NM	(13.2)

Total Other Income and Consolidating Adjustments	$3.4	$12.6	NM	$(9.2)

	Change in UNS Electric, UNS Gas and Other				(9.2)

	YTD September 30, 2010 UniSource Energy Net Income				$100.4

(1)	In June 2009, TEP adjusted its accounting for a 2006 investment in 14.14% of Springerville Unit 1 lease equity. As a result, TEP recorded a net increase to the income statement of $0.6 million, before tax. The adjustment recorded in June 2009 included additional depreciation expense of $7 million; a reduction of amortization expense of $3 million; a reduction of interest expense on capital leases of $2 million; and $3 million of equity in earnings which is included in Other Income on the income statement. For comparison purposes, these amounts have been excluded from 2nd quarter 2009 depreciation, amortization, interest expense and other income shown above.

(2)	UNS Electric’s results in the first six months of 2010 includes an after-tax gain of $1.8 million related to the settlement of a dispute over transactions with the CPX.
3 — YTD Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	3rd Quarter		YTD September 30,
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$52.6	$52.6	$163.3	$173.6
UNS Gas Base O&M	6.1	6.1	18.4	18.2
UNS Electric Base O&M	5.2	4.8	15.3	14.2
Consolidating Adjustments & Other	(2.2)	(2.0)	(6.6)	(5.4)

UniSource Energy Base O&M (Non-GAAP)	$61.7	$61.5	$190.4	$200.6
Reimbursed O&M Related to Springerville Units 3 and 4	14.0	11.8	40.5	29.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	13.2	6.2	28.1	13.2

UniSource Energy O&M (GAAP)	$88.9	$79.5	$259.0	$243.4

TEP	3rd Quarter		YTD September 30,
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
Wages, A&G, Other	$37.8	$35.3	$109.9	$109.0
Generating Plant Maintenance Expense	10.7	12.9	42.4	51.1
Pension and Postretirement Benefits Expense	4.1	4.4	11.0	13.5

TEP Base O&M (Non-GAAP)	$52.6	$52.6	$163.3	$173.6
Reimbursed O&M Related to Springerville Units 3 and 4	14.0	11.8	40.5	29.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.7	4.8	20.6	9.9

TEP O&M (GAAP)	$76.3	$69.2	$224.4	$213.1

4 — O&M

TEP — OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	365,583	364,461	1,122	0.3%	365,632	364,724	908	0.2%
Commercial	35,880	35,747	133	0.4%	35,852	35,631	221	0.6%
Industrial	631	627	4	0.6%	632	630	2	0.3%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	62	61	1	1.6%	62	61	1	1.6%

Total	402,159	400,899	1,260	0.3%	402,180	401,048	1,132	0.3%

RETAIL SALES — MWH
Residential	1,444,461	1,453,143	(8,682)	-0.6%	3,109,007	3,129,160	(20,153)	-0.6%
Commercial	612,303	618,955	(6,652)	-1.1%	1,515,901	1,544,514	(28,613)	-1.9%
Industrial	629,849	627,940	1,909	0.3%	1,639,500	1,666,778	(27,278)	-1.6%
Mining	274,420	269,172	5,248	1.9%	806,571	792,791	13,780	1.7%
Other	65,199	66,744	(1,545)	-2.3%	178,068	188,359	(10,291)	-5.5%

Total	3,026,232	3,035,954	(9,722)	-0.3%	7,249,047	7,321,602	(72,555)	-1.0%

RETAIL USAGE — KWH/CUSTOMER
Residential	3,951	3,987	(36)	-0.9%	8,503	8,580	(76)	-0.9%
Commercial	17,065	17,315	(250)	-1.4%	42,282	43,347	(1,065)	-2.5%
Industrial	998,176	1,001,499	(3,323)	-0.3%	2,594,146	2,645,679	(51,534)	-1.9%
Mining	91,473,333	89,724,000	1,749,333	1.9%	403,285,500	396,395,500	6,890,000	1.7%
Other	1,051,597	1,094,164	(42,567)	-3.9%	2,872,065	3,087,852	(215,788)	-7.0%

Total	7,525	7,573	(48)	-0.6%	18,024	18,256	(232)	-1.3%

WEATHER — COOLING DEGREE DAYS
Actual	1,096	1,155	(59)	-5.1%	1,491	1,571	(80)	-5.1%
10-Year Average	978	970			1,433	1,434
% Change Actual vs. 10-Year Avg.	12.1%	19.1%			4.0%	9.6%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices Palo Verde Index — $/MWh
On Peak	$38.65	$35.22	$3.43	9.7%	$38.88	$33.14	$5.74	17.3%
Off Peak	$26.67	$21.95	$4.72	21.5%	$28.36	$22.30	$6.06	27.2%

Avg. Natural Gas Prices Permian Index — $/MMBtu	$3.94	$2.98	$0.96	32.2%	$4.33	$3.10	$1.23	39.7%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
5 — TEP Operating Stats

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$96.7	$97.0	$(0.3)	-0.3%	$203.4	$204.5	$(1.1)	-0.5%
Commercial	51.2	51.6	(0.5)	-0.9%	123.4	124.6	(1.2)	-0.9%
Industrial	28.8	29.3	(0.5)	-1.7%	74.1	77.6	(3.4)	-4.4%
Mining	8.1	7.7	0.4	4.7%	23.2	22.5	0.6	2.8%
Other	3.4	3.5	(0.0)	-1.2%	9.1	9.4	(0.4)	-3.7%

Total	$188.2	$189.1	$(0.9)	-0.5%	$433.2	$438.6	$(5.4)	-1.2%
DSM / REST	11.8	4.8	7.1	NM	29.8	9.9	19.9	NM
Fuel Revenues:
Recovered from Customers	100.3	103.6	(3.3)	-3.2%	222.3	226.7	(4.3)	-1.9%

Total Retail Revenues	$300.3	$297.4	$2.9	1.0%	$685.3	$675.2	$10.1	1.5%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.69	6.67	0.02	0.3%	6.54	6.54	0.01	0.1%
Commercial	8.35	8.34	0.01	0.2%	8.14	8.07	0.07	0.9%
Industrial	4.57	4.67	(0.09)	-2.0%	4.52	4.65	(0.13)	-2.8%
Mining	2.95	2.87	0.08	2.7%	2.88	2.84	0.03	1.1%
Other	5.25	5.19	0.06	1.2%	5.10	5.01	0.09	1.8%

Total	6.22	6.23	(0.01)	-0.2%	5.98	5.99	(0.01)	-0.2%
DSM / REST	0.39	0.16	0.23	NM	0.41	0.14	0.28	NM
Fuel Revenues:
Recovered from Customers	3.31	3.41	(0.10)	-2.9%	3.07	3.10	(0.03)	-0.9%

Total Retail Revenues	9.92	9.80	0.13	1.3%	9.45	9.22	0.23	2.5%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$13.8	$10.4	$3.4	33.2%	$41.7	$34.6	$7.1	20.5%
Fuel and Purchased Power Expense	8.2	4.4	3.8	87.0%	21.5	15.6	5.9	37.8%

Net	$5.6	$6.0	$-0.4	-6.5%	$20.2	$19.0	$1.2	6.3%

6 — TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,215	79,476	739	0.9%	80,149	79,460	689	0.9%
Commercial	10,349	10,308	41	0.4%	10,346	10,331	15	0.1%
Industrial	23	23	—	0.0%	24	21	3	14.3%
Mining	2	1	1	100.0%	1	1	—	0.0%
Other	266	265	1	0.4%	266	263	3	1.1%

Total	90,855	90,073	782	0.9%	90,786	90,076	710	0.8%

RETAIL SALES — MWH
Residential	301,191	300,881	310	0.1%	652,457	651,577	880	0.1%
Commercial	181,275	185,393	(4,118)	-2.2%	469,860	478,628	(8,768)	-1.8%
Industrial	62,090	56,438	5,652	10.0%	165,471	144,273	21,198	14.7%
Mining	51,115	43,036	8,079	18.8%	149,254	116,643	32,611	28.0%
Other	480	499	(19)	-3.8%	1,520	1,586	(66)	-4.2%

Total	596,151	586,247	9,904	1.7%	1,438,562	1,392,707	45,855	3.3%

RETAIL USAGE — KWH/CUSTOMER
Residential	3,755	3,786	(31)	-0.8%	8,141	8,200	(60)	-0.7%
Commercial	17,516	17,985	(469)	-2.6%	45,415	46,329	(915)	-2.0%
Industrial	2,699,565	2,453,826	245,739	10.0%	6,894,625	6,870,143	24,482	0.4%
Mining	25,557,500	43,036,000	(17,478,500)	-40.6%	149,254,000	116,643,000	32,611,000	28.0%
Other	1,805	1,883	(79)	-4.2%	5,714	6,030	(316)	-5.2%

Total	6,562	6,509	53	0.8%	15,846	15,461	384	2.5%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$7.2	$7.2	$0.1	1.0%	$16.4	$16.2	$0.2	0.9%
Commercial	6.2	6.4	(0.2)	-2.5%	17.0	17.2	(0.2)	-1.3%
Industrial	1.9	1.7	0.2	9.4%	5.5	4.7	0.8	17.7%
Mining	1.1	0.8	0.3	33.7%	3.2	2.5	0.7	28.0%
Other	0.0	0.1	(0.0)	-4.7%	0.1	0.2	(0.1)	-43.5%

Total Margin Revenues	$16.5	$16.1	$0.4	2.2%	$42.2	$40.7	$1.5	3.6%
DSM / REST	3.2	1.2	2.0	164.8%	6.8	2.9	3.9	134.2%
Fuel Revenues:
Recovered from Customers	40.0	34.2	5.8	17.0%	90.5	98.7	(8.2)	-8.4%

Total Retail Revenues	$59.7	$51.5	$8.1	15.8%	$139.4	$142.3	$(2.9)	-2.0%

WEATHER — COOLING DEGREE DAYS
Actual	5,758	5,666	92	1.6%	8,235	8,710	(475)	-5.5%
10-Year Average	5,433	5,367			8,462	8,501
% Change Actual vs. 10-Year Avg.	6.0%	5.6%			-2.7%	2.5%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
7 — UNS Electric Op. Stats

UNS GAS — OPERATING STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	132,768	132,192	576	0.4%	133,206	132,606	600	0.5%
Commercial	11,080	11,225	(145)	-1.3%	11,248	11,374	(126)	-1.1%
Industrial	22	23	(1)	-4.3%	23	24	(1)	-4.2%
All Other	1,095	1,086	9	0.8%	1,092	1,085	7	0.6%

Total	144,965	144,526	439	0.3%	145,569	145,089	480	0.3%

RETAIL SALES — THOUSANDS OF THERMS
Residential	5,096	5,186	(90)	-1.7%	49,649	44,553	5,096	11.4%
Commercial	3,915	3,888	27	0.7%	20,936	19,604	1,332	6.8%
Industrial	305	344	(39)	-11.3%	1,357	1,447	(90)	-6.2%
All Other	352	356	(4)	-1.1%	4,465	4,056	409	10.1%

Total	9,668	9,774	(106)	-1.1%	76,407	69,660	6,747	9.7%

RETAIL USAGE — THERMS/CUSTOMER
Residential	38	39	(1)	-2.2%	373	336	37	10.9%
Commercial	353	346	7	2.0%	1,861	1,724	138	8.0%
Industrial	13,864	14,957	(1,093)	-7.3%	59,000	60,292	(1,292)	-2.1%
All Other	321	328	(6)	-1.9%	4,089	3,738	351	9.4%

Total	67	68	(1)	-1.4%	525	480	45	9.3%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$5.6	$5.0	$0.5	10.4%	$27.3	$24.5	$2.8	11.5%
Commercial	1.6	1.5	0.1	9.0%	7.1	6.5	0.7	10.1%
All Other	0.2	0.2	0.0	5.1%	1.4	1.3	0.1	5.4%

Total Margin Revenues	$7.4	$6.7	$0.7	10.0%	$35.8	$32.3	$3.5	11.0%
DSM Revenues	0.3	0.2	0.1	84.8%	0.7	0.4	0.3	70.1%
Transport/NSP Revenues	4.8	3.7	1.1	31.0%	13.2	12.4	0.8	6.2%
Fuel Revenues:
Recovered from Customers	6.3	7.5	(1.2)	-16.4%	51.1	58.2	(7.1)	-12.2%

Total Gas Revenues	$18.7	$18.1	$0.6	3.4%	$100.8	$103.3	$(2.5)	-2.4%

WEATHER — HEATING DEGREE DAYS
Actual	224	301	(77)	-25.6%	13,621	11,879	1,742	14.7%
10-Year Average	333	346			12,741	12,527
% Change Actual vs. 10-Year Avg.	-32.7%	-13.0%			6.9%	-5.2%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
8 — UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$54,883	$57,646	$100,395	$93,839
Income from Assumed Conversion of Convertible Senior Notes	1,097	1,097	3,292	3,292

Adjusted Numerator	$55,980	$58,743	$103,687	$97,131

	-Thousands of Shares-		-Thousands of Shares-
Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	36,308	35,722	36,107	35,623
Fully Vested Deferred Stock Units	132	100	120	102
Participating Securities	93	106	94	104

Total Weighted-average Shares of Common Stock Outstanding — Basic	36,533	35,928	36,321	35,829
Effect of Dilutive Securities:
Convertible Senior Notes	4,192	4,101	4,166	4,086
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	416	507	436	491

Total Shares — Diluted	41,141	40,536	40,923	40,406

Stock options to purchase 227,000 and 395,000 shares of Common Stock were outstanding during the nine months ended September 30, 2010 and 2009, respectively, but were not included in the computation of diluted EPS because the stock options’ exercise prices were greater than the average market price of the Common Stock.
9 — Diluted Share Count